UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2024

SONOCO PRODUCTS COMPANY
 Commission File No. 001-11261

South Carolina	57-0248420
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)
1 N. Second St.
Hartsville, South Carolina 29550
(Address of principal executive offices)(Zip Code)
Telephone: (843) 383-7000
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
No par value common stock	SON	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
The 2024 Annual Meeting of Shareholders was held on April 17, 2024. The following matters, as described more fully in the Company's Proxy Statement, were voted on by the shareholders at this meeting:
(1)     Election of Directors. The following directors were elected:

			VOTES
	Term	For	Against	Abstain	Broker Non-Votes
Steven L. Boyd	1 year	77,392,164	337,479	184,429	11,288,395
R. Howard Coker	1 year	75,910,415	1,908,807	94,850	11,288,395
Dr. Pamela L. Davies	1 year	74,221,493	3,509,014	183,565	11,288,395
Theresa J. Drew	1 year	77,388,160	310,548	215,364	11,288,395
Philippe Guillemot	1 year	76,916,590	812,574	184,908	11,288,395
John R. Haley	1 year	75,405,489	2,309,908	198,675	11,288,395
Robert R. Hill, Jr.	1 year	76,350,955	1,377,206	185,911	11,288,395
Eleni Istavridis	1 year	77,479,363	252,078	182,631	11,288,395
Richard G. Kyle	1 year	76,750,681	975,617	187,774	11,288,395
Blythe J. McGarvie	1 year	77,029,462	665,626	218,984	11,288,395
Thomas E. Whiddon	1 year	74,063,426	3,660,060	190,586	11,288,395

(2)     Ratification of Independent Registered Public Accounting Firm. The ratification of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024 was approved. The shareholders voted 84,587,213 for and 4,448,839 against ratification, with 166,415 votes abstaining and no broker non-votes.
(3)     Advisory (Non-binding) Resolution to Approve Executive Compensation. The advisory (non-binding) resolution on executive compensation was approved. The shareholders voted 74,616,307 for and 2,696,799 against the resolution, with 600,966 votes abstaining and 11,288,395 broker non-votes.
(4)     Approval of the Sonoco Products Company 2024 Omnibus Incentive Plan. The 2024 Omnibus Incentive plan was approved. The shareholders voted 73,574,964 for and 3,783,909 against the resolution, with 555,199 votes abstaining and 11,288,395 broker non-votes.
(5)     Advisory (Non-binding) Shareholder Proposal Regarding Transparency in Political Spending. The advisory (non-binding) shareholder proposal regarding transparency in political spending was not approved. The shareholders voted 25,996,692 for and 49,809,214 against the resolution, with 2,108,166 votes abstaining and 11,288,395 broker non-votes.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: April 19, 2024	By:	/s/ Aditya Gandhi
Aditya Gandhi
Chief Accounting Officer